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                                                                    EXHIBIT 23.2




                         [Letterhead of Grant Thornton]





CONSENT OF INDEPENDENT AUDITORS

Conso Products Company

We consent to the incorporation by reference in the Registration Statement of Conso Products Company on Form S-8 of our report dated August 14, 1996 appearing in the Annual Report on Form 10-K of Conso Products Company for the year ended June 29, 1996.


/s/ Grant Thornton
GRANT THORNTON
Registered Auditor
Chartered Accountants
Manchester
United Kingdom

27 January 1997